UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2020

FISION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53929	27-2205792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 West End Boulevard, Suite 100

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 612-927-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective November 19, 2020, the Company acquired 100% of the membership interests of both Ft Myers ASC LLC (“ASC”) and ASC SoftDev LLC (“SoftDev”) from Capital Market Solutions, LLC (“CMS”), a Delaware limited liability company, pursuant to the terms of that certain Transfer Agreement of the same date between the Company and CMS. Both ASC and SoftDev are Florida limited liability companies (collectively the “LLCs”) in good standing in the state of Florida. CMS organized both LLCs in the summer of 2020 and was the sole member of each, owning 100% of membership interests in each LLC.

CMS is the Company’s largest shareholder, and the sole owner of CMS is William Gerhauser, who is a director of the Company. Independent and disinterested directors of the Company approved the terms of the Transfer Agreement. Neither Mr. Gerhauser, nor any other representative of CMS participated in the vote of to approve the Transfer Agreement. The independent and disinterested directors of the Company were also advised by independent outside counsel.

ASC was formed for the purpose of owning and operating an ambulatory surgery center, which is a medical facility that specialize in elective same-day or outpatient surgical procedures, but does not offer emergency and are also known as surgi-centers. ASC has engaged eight different specialist consultants, including, lawyers, tax advisors software designers, ASC design and operation specialists, and has signed a commercial lease with a Landlord for the building where the ASC will operate, which lease is for approximately 20,000 square feet of space and for a term of 17 years with an option for an additional 15 years. The consideration for part of the lease payments and consulting contracts was the issuance of notes convertible into common shares of the Company stock in the aggregate amount of $700,000.

SoftDev was formed for the purpose engaging in software development relating to ambulatory surgery centers, including without limitation ASC. SoftDev has engaged software development consultants and other experts to assist in the development of the business, including without limitation of Rubicon Software Ltd.

The consideration paid to CMS under the Transfer Agreement included reimbursement up to a maximum of $200,000 of only the out of pocket expenses CMS incurred in connection with the formation and setting up of the LLC’s as well engaging numerous experts, consultants, and attorneys and the entry into a long term commercial lease by ASC where it plans to operate a surgi-center. The Company’s payment of the out of pocket expenses is to be funded from loans to be taken by the LLC’s evidenced by senior secured notes convertible into common shares of stock of the Company in the aggregate amount of $500,000. The proceeds of such loans are further intended to make loans to the Company in accordance with the use of proceeds outlined in the Transfer Agreement.

All the convertible notes referenced above (up to $1.2 million) have the same terms as those described in the Company’s Form 8-K filed August 26, 2020, except that their maturities are two years rather than one year and they are secured by the assets of the LLCs. They carry an annual interest rate of 5%, and conversion terms of the greater of $0.05 per share or a ten-day lookback closing trading price of the volume weighted average price. If all the new noteholders converted at the minimum conversion price of $0.05 per share, these notes would convert into 24 million potential dilutive common share equivalents.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Transfer Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 19, 2020 (SEC File No. 000-53929) and is incorporated by reference into this Item 1.01 and Item 2.01.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transfer Agreement

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Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION CORPORATION
(Registrant)

Date: November 19, 2020	By:	/s/ Michael Brown
Michael Brown Principal Executive Officer

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